GOODWILL	12 Months Ended
Dec. 31, 2021
Disclosure of goodwill [Abstract]
GOODWILL
NOTE 22: GOODWILL

	2021	2020
	£m	£m
At 1 January	2,320	2,324
Impairment charged to the income statement	—	(4)
At 31 December	2,320	2,320
Cost[1]	2,664	2,664
Accumulated impairment losses	(344)	(344)
At 31 December	2,320	2,320
1For acquisitions made prior to 1 January 2004, the date of transition to IFRS, cost is included net of amounts amortised up to 31 December 2003.
The goodwill held in the Group’s balance sheet is tested at least annually for impairment. For the purposes of impairment testing the goodwill is allocated to the appropriate cash generating unit; of the total balance of £2,320 million (2020: £2,320 million), £1,836 million, or 79 per cent (2020: £1,836 million, 79 per cent) has been allocated to Scottish Widows in the Group’s Insurance and Wealth division; £302 million, or 13 per cent (2020: £302 million, 13 per cent) has been allocated to the credit card business in the Group’s Retail division; and £166 million, or 7 per cent (2020: £166 million, 7 per cent) to Motor Finance in the Group’s Retail division.
The recoverable amount of the goodwill relating to Scottish Widows has been based on a value-in-use calculation. The calculation uses pre-tax projections of future cash flows based upon budgets and plans approved by management covering a three-year period, the related run-off of existing business in-force and a discount rate (pre-tax) of 8.8 per cent. The budgets and plans are based upon past experience adjusted to take into account anticipated changes in sales volumes, product mix and margins having regard to expected market conditions (which will reflect current and future risks, such as climate and expected economic activity conditions) and competitor activity. The discount rate is determined with reference to internal measures and available industry information. New business cash flows beyond the three-year period have been extrapolated using a steady 3.5 per cent growth rate which does not exceed the long-term average growth rate for the life assurance market. Management believes that any reasonably possible change in the key assumptions above would not cause the recoverable amount of the goodwill relating to Scottish Widows to fall below its balance sheet carrying value.
The recoverable amount of the goodwill relating to Motor Finance has also been based on a value-in-use calculation using post-tax cash flow projections based on financial budgets and plans approved by management covering a four-year period and a discount rate (post-tax) of 10.25 per cent. The cash flows beyond the four-year period are extrapolated using a growth rate of 3.5 per cent which does not exceed the long-term average growth rates for the markets in which Motor Finance participates. Management believes that any reasonably possible change in the key assumptions, including from the impacts of climate change or climate-related legislation, would not cause the recoverable amount of the goodwill relating to Motor Finance to fall below the balance sheet carrying value. The impairment charge of £4 million in 2020 related to the goodwill arising on a small, separable acquisition a number of years ago.
The recoverable amount of the goodwill relating to the Cards business has been based on a value-in-use calculation using post-tax cash flow projections based on financial budgets and plans approved by management covering a four-year period and a discount rate (post-tax) of 10.25 per cent. The cash flows beyond the four-year period assume 3.5 per cent growth. Management believes that any reasonably possible change in the key assumptions above would not cause the recoverable amount of the goodwill relating to the Cards business to fall below the balance sheet carrying value.